COMMON
STOCK
    SEE REVERSE FOR
                                                                        CERTAIN
DEFINITIONS

                          ARCHER SYSTEMS LIMITED, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NU

CUSIP 039507 10 8


  FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $.0001 EACH, OF THE
                  COMMON STOCK OF ARCHER SYSTEMS LIMITED, INC.

     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



DATED:


                Secretary                              President
                                       18

                              CERTIFICATE FEE $5.00

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -_____Custodian______
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right of          under Uniform Gifts to Minors
          survivorship and not as tenants         Act________________________
          in common                                         (State)

    Additional abbreviations may also be used through not in the above list.

For value received, _______________________hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE




________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________


NOTICE:____________________________________________________
The signature of this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.




SIGNATURE(S) GUARANTEED:_______________________________________________________
The signature(s) must be guaranteed by an eligible guarantor institution (Bank, Stockbrokers, Savings and Loan Associations and Credit Unions with Membership in an approved signature Guarantee Medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                       19